UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

MERIDIAN INTERSTATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-33898	20-4652200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2010, Robert D. DeBlosi was appointed to the board of directors of Meridian Interstate Bancorp, Inc. (the “Company”). There are no arrangements or understandings between Mr. DeBlosi and any other person pursuant to which Mr. DeBlosi became a director. Mr. DeBlosi is not a party to any transaction with the Company or its subsidiary, East Boston Savings Bank, which would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K. Mr. DeBlosi has been appointed as a member of the Company’s Audit Committee.

Item 9.01. Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.

DATE: December 23, 2010

By: Richard J. Gavegnano
Richard J. Gavegnano
Chairman of the Board and Chief Executive Officer